                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

 /s/ John D. McNeil                               July 25, 1996
---------------------------------                 --------------------
     John D. McNeil                               Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

 /s/ Robert P. Vrolyk                             July 25, 1996
---------------------------------                 --------------------
     Robert P. Vrolyk                              Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that A Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

 /s/ A. Keith Brodkin                             July 25, 1996
---------------------------------                 --------------------
     A. Keith Brodkin                             Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

 /s/ M. Colyer Crum                               July 25, 1996
---------------------------------                 --------------------
     M. Colyer Crum                               Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

 /s/ Richard B. Bailey                            July 25, 1996
---------------------------------                 --------------------
     Richard B. Bailey                            Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

    /s/ David D. Horn                             July 23, 1996
---------------------------------                 --------------------
        David D. Horn                             Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

     /s/ John S. Lane                             July 25, 1996
---------------------------------                 --------------------
         John S. Lane                             Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

 /s/ Angus A. MacNaughton                         July 25, 1996
---------------------------------                 --------------------
     Angus A. MacNaughton                         Date

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign Registration Statements on Form S-6 and N-8B-2 of Sun Life of Canada (U.S.) Variable Account G, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

   /s/ Donald A. Stewart                          January 20, 1997
---------------------------------                 --------------------
       Donald A. Stewart                          Date